UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2016

IONIX TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54485	45-0713638
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

245 East Liberty Street, Suite 200
Reno, Nevada 89501
(Address of principal executive office)

1-702-475-5906
(Registrant's telephone number, including area code)

 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 18, 2016, Ionix Technology, Inc. (the “Registrant”) dismissed Michael F. Albanese, CPA (“Albanese”) as its independent registered public accounting firm.  The decision was approved by the Registrant’s Board of Directors (the “Board”).

The reports of Albanese on the Registrant’s financial statements for the fiscal years ended June 30, 2015, and 2014, did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles. During the Registrant’s fiscal years ended June 30, 2015, and 2014, and the subsequent period through the date of this report, there were (i) no disagreements with Albanese on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Albanese would have caused Albanese to make reference to the subject matter of the disagreements in connection with its report, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On July 18, 2016, the Registrant engaged Paritz & Company, P.A. (“P&C”) as the Registrant’s new independent registered public accounting firm.  The appointment of P&C was approved by the Registrant’s Board of Directors effective July 18, 2016.

During the fiscal years ended June 30, 2015, and 2014, and the subsequent interim period through July 18, 2016, neither the Registrant nor anyone acting on its behalf consulted with P&C regarding either (1) the application of accounting principles to any specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, nor did P&C provide written or oral advice to the Registrant that P&C concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has provided Albanese with a copy of the disclosures made in this Current Report on Form 8-K and requested that Albanese furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with the Registrant’s statements herein and, if not, stating the respects in which he does not agree. Albanese has reviewed the disclosures made in this Current Report on Form 8-K and agrees with the contents contained herein. A copy of the letter furnished by Albanese is attached as Exhibit 16.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	16.1	Letter from Michael F. Albanese, CPA, dated July 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IONIX TECHNOLOGY, INC.

Dated: July 22, 2016	By:	/s/ Doris Zhou
Doris Zhou
Duly Authorized Officer, Chief Executive Officer